As filed with the Securities and Exchange Commission on April 30, 2014

Registration No. 2-99584

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-lA

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 42	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
AMENDMENT NO. 45	☒

PLAN INVESTMENT FUND, INC.

(Exact Name of Registrant as Specified in Charter)

2 Mid America Plaza, Suite 200

Oakbrook Terrace, Illinois 60181

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (630) 472-7700

DALE E. PALKA

President and Chief Executive Officer

Plan Investment Fund, Inc.

2 Mid America Plaza, Suite 200

Oakbrook Terrace, Illinois 60181

(Name and Address of Agent for Service)

Copy to:

ROBERT F. WEBER

Seyfarth Shaw LLP

131 S. Dearborn Street, Suite 2400

Chicago, Illinois 60603

It is proposed that this filing will become effective

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Participation Certificates

PLAN INVESTMENT FUND, INC.

PROSPECTUS

April 30, 2014

Plan Investment Fund is a mutual fund, which is open only to members and licensees of the Blue Cross Blue Shield Association and certain related organizations. The Fund offers Participation Certificates in several separate investment portfolios, including the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio, neither of which is a money market fund. This prospectus relates to the following portfolios of the Fund:

•

The Government/REPO Portfolio (PIFXX) — a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations.

•

The Money Market Portfolio (PIMXX) — a money market fund which seeks a high level of current income by investing in U.S. Government obligations and repurchase agreements relating to such obligations, and bank and commercial obligations.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

(i)

GOVERNMENT/REPO PORTFOLIO

Investment Objective

The Government/REPO Portfolio is a money market fund, which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Participation Certificates of the Government/REPO Portfolio. Plan Investment Fund does not charge any form of sales load, redemption fee or exchange fee for the Government/REPO Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Fees	0.20%
Other Expenses	0.10%

Total Annual Portfolio Operating Expenses	0.30%
Fee Waivers and Expense Reimbursements(1)	(0.24)%

Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursements	0.06%

(1)	As described under “Management of the Portfolios — Fee Waivers and Expense Reimbursement” in the Statement of Additional Information relating to this Prospectus, the Government/REPO Portfolio’s Investment Advisor and Administrator have agreed to waive certain fees otherwise payable by the Portfolio. The Investment Advisor and the Administrator cannot terminate such fee waivers prior to May 1, 2015 without the consent of the Board of Trustees of the Fund. The Fund expects to be able to continue some or all of such fee waivers beyond May 1, 2015 but it cannot be assured that Investment Advisor or the Administrator will agree to such continuance.

Example

This example is intended to help you compare the cost of investing in the Government/REPO Portfolio with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Government/REPO Portfolio for the time periods indicated and then redeem all of your investment at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Government/REPO Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$72	$145	$357

Principal Investment Strategies

The Government/REPO Portfolio invests in U.S. Government obligations and repurchase agreements relating to such obligations, which provide for repayment within one year after purchase, including, without limitation, U.S. Treasury bills, notes and bonds, and securities issued by GNMA, FHLB, FNMA and other government agencies and corporations. The investments in the Government/REPO Portfolio are very short-term. The average maturity of investments in this Portfolio will not exceed seven days.

Principal Risks

Although the Government/REPO Portfolio invests in securities which its investment advisor, BlackRock Advisors, LLC believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While this Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. An investment in the Government/REPO Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Government/REPO Portfolio seeks to preserve the value of your investment at $1.00 per Participation Certificate, it is possible to lose money by investing in this Portfolio.

Performance Information

The following bar chart and table show the annual return and long-term performance of the Government/ REPO Portfolio, and indicate the return volatility associated with an investment in this Portfolio. The bar chart shows how the performance of this Portfolio has varied from year to year for the last ten years. The table shows this Portfolio’s average annual return for one, five and ten years. The bar chart and the table assume reinvestment of dividends and distributions. The past performance of the Government/REPO Portfolio does not necessarily indicate how it will perform in the future. Updated performance information is available at www.pif.com, or by calling 800-621-9215.

Government/REPO Portfolio

Annual Total Returns for Each Year

During the period shown in the bar chart, the highest quarterly return for the Government/REPO Portfolio was 1.33% (for the quarter ended December 31, 2006) and the lowest quarterly return was 0.003% (for the quarter ended September 30, 2013).

Average Annual Total Returns (for the periods ended December 31, 2013):	1 Year	5 Years	10 Years

Government/REPO Portfolio	0.03%	0.06%	1.67%

The Government/REPO Portfolio seven-day average yield as of December 31, 2013 was 0.01%. You may obtain this Portfolio’s current seven-day yield by calling (800) 621-9215 or by visiting the Fund’s website at http://www.pif.com.

Investment Advisor

BlackRock Advisors, LLC is the Government/REPO Portfolio’s investment advisor.

Purchase and Sale of Participation Certificates

The Government/REPO Portfolio does not have minimum initial or subsequent investment requirements. The Government/REPO Portfolio’s participation certificates may be purchased or redeemed on any business day of the Fund. Investors must transmit purchase or redemption orders through BlackRock Advisors’ online account access system, MutualADVANTAGE, which can be found at www.pif.com, or by telephone to (800) 821-9771.

Tax Information

The Fund intends to make distributions from the Government/REPO Portfolio that may be taxed as ordinary income or capital gains.

MONEY MARKET PORTFOLIO

Investment Objective

The Money Market Portfolio is a money market fund, which seeks a high level of current income and stability of principal. This Portfolio seeks an annual return at least equal to the 91-day U.S. Treasury bill bond equivalent yield.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Participation Certificates of the Money Market Portfolio. Plan Investment Fund does not charge any form of sales load, redemption fee or exchange fee for the Money Market Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Fees	0.15%
Other Expenses	0.10%

Total Annual Portfolio Operating Expenses	0.25%
Fee Waivers and Expense Reimbursements(1)	(0.07)%

Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursements	0.18%

(1)	As described under “Management of the Portfolios — Fee Waivers and Expense Reimbursement” in the Statement of Additional Information relating to this Prospectus, the Money Market Portfolio’s Investment Advisor and Administrator have agreed to waive certain fees otherwise payable by the Portfolio. The Investment Advisor and the Administrator cannot terminate such fee waivers prior to May 1, 2015 without the consent of the Board of Trustees of the Fund. The Fund expects to be able to continue some or all of such fee waivers beyond May 1, 2015 but it cannot be assured that Investment Advisor or the Administrator will agree to such continuance.

Example

This example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your investment at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$73	$134	$312

Principal Investment Strategies

The Money Market Portfolio invests in U.S. Government, bank and commercial obligations and repurchase agreements relating to such obligations, which provide for repayment within 397 days after purchase, including, without limitation, U.S. Treasury bills, bonds and notes, securities issued by government agencies and corporations, as well as bank certificates of deposit, bankers acceptances and commercial paper and other obligations issued by domestic corporations. The investments in the Money Market Portfolio are very short-term, although they may have longer maturities than investments in the Government/REPO Portfolio. The average maturity of investments in this Portfolio will not exceed 60 days.

Principal Risks

Although the Money Market Portfolio invests in securities which its investment advisor, BlackRock Advisors, LLC, believes present minimal credit risks at the time of purchase, there is a risk that an issuer may not be able to make principal and interest payments when due. While this Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is subject to risks related to changes in prevailing interest rates, since generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per Participation Certificate, it is possible to lose money by investing in this Portfolio.

Performance Information

The following bar chart and table show the annual return and long-term performance of the Money Market Portfolio, and indicate the return volatility associated with an investment in this Portfolio. The bar chart shows how the performance of this Portfolio has varied from year to year for the last ten years. The table shows this Portfolio’s average annual return for one, five and ten years, or the life of the Portfolio, if shorter. The bar chart and the table assume reinvestment of dividends and distributions. The past performance of the Money Market Portfolio does not necessarily indicate how it will perform in the future. Updated performance information is available at www.pif.com, or by calling 800-621-9215.

Money Market Portfolio

Annual Total Returns for Each Year

During the period shown in the bar chart, the highest quarterly return for the Money Market Portfolio was 1.29% (for the quarter ended December 31, 2006) and the lowest quarterly return was 0.005% (for the quarter ended September 30, 2013).

Average Annual Total Returns (for the periods ended December 31, 2013):	1 Year	5 Years	10 Years

Money Market Portfolio	0.04%	0.17%	1.76%

The Money Market Portfolio seven-day average yield as of December 31, 2013 was 0.02%. You may obtain this Portfolio’s current seven-day yield by calling (800) 621-9215 or by visiting the Fund’s website at http://www.pif.com.

Investment Advisor

BlackRock Advisors, LLC is the Money Market Portfolio’s investment advisor.

Purchase and Sale of Participation Certificates

The Money Market Portfolio does not have minimum initial or subsequent investment requirements.

The Money Market Portfolio’s participation certificates may be purchased or redeemed on any business day of the Fund. Investors must transmit purchase or redemption orders through BlackRock Advisors’ online account access system, MutualADVANTAGE, which can be found at www.pif.com, or by telephone to (800) 821-9771.

Tax Information

The Fund intends to make distributions from the Money Market Portfolio that may be taxed as ordinary income or capital gains.

INVESTMENT OBJECTIVES AND STRATEGIES

The Government/REPO Portfolio

The Government/REPO Portfolio is a money market fund. The investment objective of the Government/ REPO Portfolio is to maximize investment income, with a minimum annual target return equal to the yield on overnight repurchase agreements collateralized by U.S. Treasury obligations, while maintaining stability of principal and sufficient liquidity to accommodate daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Government/REPO Portfolio without approval of the holders of the Portfolio’s Participation Certificates.

The Government/REPO Portfolio intends to achieve its investment objective by investing in a broad range of government obligations, and repurchase agreements relating to such obligations, having remaining maturities of one year or less, except that items of collateral securing portfolio securities which are subject to repurchase agreements may have maturities exceeding one year. At least 80% of the Government/REPO Portfolio’s net assets will be invested at all times in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies, and repurchase agreements relating to such obligations. Prior to any change in this Government/REPO Portfolio investment policy, the Fund will provide at least 60 days prior written notice of such change to the Participation Certificate holders of the Portfolio. The dollar-weighted average maturity of the Government/REPO Portfolio will not exceed seven days. The dollar-weighted average life to maturity of the Government/REPO Portfolio will not exceed 120 days. (Unlike weighted average maturity, the weighted average life of a portfolio is measured without reference to any provision of Rule 2a-7 under the Investment Company Act of 1940, as amended, that permits a fund to shorten the maturity of an adjustable-rate security by reference to its interest rate reset dates.)

The Government/REPO Portfolio will only purchase securities that present minimal credit risks as determined by BlackRock Advisors, LLC (“BALLC” or the “Investment Advisor”) and which either have a high quality rating from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BALLC.

The Government/REPO Portfolio will not acquire any security other than a Daily Liquid Asset (as hereinafter defined), if immediately after such acquisition, the Government/REPO Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets. In addition, the Government/REPO Portfolio will not acquire any security other than a Weekly Liquid Asset (as hereinafter defined), if immediately after such acquisition, the Government/REPO Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets. Under Rule 2a-7, “Daily Liquid Assets” are defined to mean cash, direct obligations of the U.S. Government, or securities that will mature or are subject to a demand feature that is exercisable and payable within one business day, and “Weekly Liquid Assets” are defined to mean cash, direct obligations of the U.S. Government, certain other government securities, or securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Money Market Portfolio

The Money Market Portfolio is a money market fund. The investment objective of the Money Market Portfolio is to maximize investment income, with a minimum annual target return equal to the 91 day U.S. Treasury bill bond equivalent yield, while maintaining stability of principal and sufficient liquidity to accommodate reasonable daily withdrawal requests on a same day basis. The Board of Trustees may change the investment objective of the Money Market Portfolio without approval of the holders of the Portfolio’s Participation Certificates.

The Money Market Portfolio intends to achieve its investment objective by investing in a broad range of government obligations and repurchase agreements relating to such obligations, and bank and commercial obligations, having remaining maturities of 397 days or less, except that items of collateral securing portfolio securities, which are subject to repurchase agreements may have maturities exceeding 397 days. The dollar-weighted average maturity of the Money Market Portfolio will not exceed 60 days. The dollar-weighted average life to maturity of the Money Market Portfolio will not exceed 120 days.

The Money Market Portfolio will only purchase securities that present minimal credit risks as determined by BALLC and which either have a high quality rating from a nationally recognized rating agency or, if unrated, are of comparable quality as determined by BALLC.

The Money Market Portfolio will not acquire any security other than a Daily Liquid Asset, if immediately after such acquisition, the Money Market Portfolio would have invested less than 10% of its total assets in Daily Liquid Assets. In addition, the Money Market Portfolio will not acquire any security other than a Weekly Liquid Asset, if immediately after such acquisition, the Money Market Portfolio would have invested less than 30% of its total assets in Weekly Liquid Assets.

Unusual Market Conditions/Temporary Defensive Periods

During periods of unusual market conditions or during temporary defensive periods, each Portfolio may depart from its principal investment strategies. Each Portfolio may hold uninvested cash reserves, pending investment, during such periods. Uninvested cash reserves will not earn income.

Investments

Set forth below are the principal investments of the Portfolios, as well as other investments which the Portfolios may make from time to time.

Both Portfolios may:

1.    Purchase obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.

2.    Invest in direct obligations of the U.S. Treasury. Each Portfolio may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

3.    Enter into repurchase agreements. Under a repurchase agreement, a Portfolio acquires an investment for a short period (usually not more than 60 days), subject to an obligation of the seller to repurchase and the Portfolio to resell the investment at an agreed price and time, which determines the yield during the holding period. The repurchase agreements are fully collateralized by U.S. Government securities.

4.    Purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

5.    Borrow money by entering into reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of portfolio securities is considered to be disadvantageous. Under a reverse repurchase agreement, a Portfolio sells an investment that it holds, subject to an obligation of the Portfolio to repurchase the investment at an agreed price and time. Proceeds of reverse repurchase agreements used to provide liquidity to meet redemption requests may equal no more than 5% of the total assets of the Portfolio. Redemptions are the only use to which proceeds of reverse repurchase agreements will be put. The Portfolios will not use borrowings, including reverse repurchase agreements, to purchase additional securities. The Portfolios do not expect the use of reverse repurchase agreements to affect the net asset value of the Portfolios.

Neither Portfolio may invest more than 5% of its total assets in illiquid securities that it cannot sell in the ordinary course within 7 days at approximately current value, including time deposits and repurchase agreements having maturities longer than 7 days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

The Money Market Portfolio may also:

1. Purchase bank obligations, such as certificates of deposit, bankers’ acceptances and bank notes, issued or supported by the credit of U.S. branches of U.S. banks or U.S. branches of foreign banks with assets of at least $1 billion, and time deposits in U.S. and foreign branches of U.S. or foreign banks with assets of at least $1 billion, if such obligations meet the Portfolio’s maturity limitations and quality standards for corporate debt obligations. Time deposits in foreign banks will be limited to Eurodollar and Canadian time deposits

2. Purchase commercial paper issued by domestic issuers, including U.S. branches of foreign banks, and rated at the time of purchase at least “A-1” by Standard & Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business (“S&P”) or “P-1” by Moody’s Investors Service, Inc. (“Moody’s”).

3. Purchase corporate bonds and notes issued by domestic issuers, including U. S. branches of foreign banks, and rated at the time of purchase at least “AA” by S&P or at least “Aa” by Moody’s.

4. The Portfolio may, when deemed appropriate by its Investment Advisor in light of its respective investment objectives, invest in high quality municipal obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

5. Purchase variable amount master demand notes (“VAMD Notes”) issued by corporations, which are unsecured instruments that permit the indebtedness to vary and provide for periodic adjustments in the interest rate. Although such notes normally are considered illiquid and are not traded, the Fund may at any time demand payment from the issuers of the VAMD Notes, in less than seven days, of principal and accrued interest. VAMD Notes typically are not rated by credit rating agencies. Investment in VAMD Notes would be subject to the limitations on purchases of illiquid securities described under “Investment Strategies, Risks and Policies — Investment and Borrowing Limitations” in the Statement of Additional Information, as well as the liquidity requirements of the Portfolios described above.

6. Purchase securities on a “when-issued” or “delayed settlement” basis. The Portfolio expects that commitments to purchase when-issued or delayed settlement securities will not exceed 15% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Portfolio does not receive income from when-issued or delayed settlement securities prior to delivery of such securities.

Neither Portfolio purchases unrated instruments unless that Portfolio’s investment advisor has determined the instrument to be of comparable quality to rated instruments, which that Portfolio may buy.

Each investor should determine for itself the suitability of investing in the Fund, including with respect to investors that are insurance companies, whether such investments are permitted under applicable insurance laws and regulations.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information.

PRINCIPAL RISK FACTORS

The principal risks of investing in the Government/REPO Portfolio and the Money Market Portfolio are described above. The following supplements that description.

Interest Rate Risk.    Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. While the Government/REPO and Money Market Portfolios attempt to maintain a stable net asset value of $1.00 per Participation Certificate, if interest rates rise rapidly, these Portfolios may not be able to prevent the net asset level from falling below $1.00 per Participation Certificate.

Credit Risk.    Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by a nationally recognized rating agency are widely accepted measures of credit risk. The lower a security is rated by such a rating agency, the more credit risk it is considered to represent.

Liquidity and Leverage Risks.    Certain investment strategies employed by the Portfolios may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time and the price that the Fund would like. Reverse repurchase agreements and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of an investment portfolio.

Market Risk.    Market risk is the risk that one or more markets in which the Portfolios invest will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Selection Risk.    Selection risk is the risk that the securities selected by the Investment Advisor will underperform the markets, relevant to the indices or the securities selected by the other funds with similar investment objectives and investment strategies.

Concentration Risk (Money Market Portfolio only).    In respect to the Money Market Portfolio, a substantial part of the Portfolio’s investments, 25% or more, will, under normal circumstances, be comprised of securities issued by companies in the financial services industry. As a result, the Portfolio will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. Because of its concentration in the financial services industry, the Portfolio will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations.

Municipal Securities Risk (Money Market Portfolio only).    Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Portfolio and its shareholders could be subject to substantial tax liabilities.

When-Issued and Delayed Settlement Transactions Risk (Money Market Portfolio only).    When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Income Risk.    Each portfolio’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Regulatory Risk.    In 2010, the SEC adopted amendments to money market fund regulations, which imposed new liquidity, credity quality, and maturity requirements on all money market funds. In addition, in June 2013, the SEC proposed additional reforms to money market fund regulations, which, if adopted, may affect the Portfolios’ operations and /or return potential.

Variable and Floating Rate Investment Risk.    The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.

Foreign Exposure Risk (Money Market Portfolio Only).    Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations. Extensive public information about the foreign issuer may not be available, and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment and principal and interest.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

BALLC, the Investment Advisor to the Government/REPO Portfolio and the Money Market Portfolio, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809.

The Investment Advisor is a wholly-owned indirect subsidiary of BlackRock, Inc., which had over $4.3 trillion of assets under management as of December 31, 2013. The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate for 1940 Act purposes, of BlackRock, Inc.

As Investment Advisor, BALLC manages, and is responsible for all purchases and sales of securities of, the Government/REPO Portfolio and the Money Market Portfolio. BALLC also acts as a servicing agent, maintains the financial accounts and records, and computes the net asset value and net income for both Portfolios of the Fund. BALLC subcontracts certain administrative services to BNY Mellon Investment Servicing (U.S.), Inc. (“BNY Mellon”). For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio and the Money Market Portfolio, BALLC is entitled to receive a fee, computed daily and payable monthly, based on such Portfolio’s average net assets.

BALLC may from time to time waive the fees otherwise payable to it, or it may reimburse a Portfolio for its operating expenses. Any fees waived or expenses reimbursed with respect to a particular year are not recoverable. For the year ended December 31, 2013, BALLC waived and/or reimbursed the Government/REPO Portfolio equal to 0.20% of its average net assets, and the Money Market Portfolio paid fees to BALLC equal to 0.09% of its average net assets.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and service agreements between the Fund and BALLC is available in the Fund’s semi-annual report to Participation Certificate holders for the period ended June 30, 2013.

Trustees

The Trustees of the Fund are as follows:

Interested Trustee

Dale E. Palka* is President and Chief Executive Officer of Plan Investment Fund, Inc. and Senior Vice President of BCS Financial Services.

* Dale E. Palka may be deemed an “interested person” of the Fund as a result of his status as President and Chief Executive Officer of the Fund.

Disinterested Trustees

Dorothy A. Coleman is Executive Vice President and Chief Financial Officer of Excellus Blue Cross Blue Shield.

David A. Cote is Assistant Vice President and Assistant Treasurer of Blue Cross Blue Shield of South Carolina.

Nanette P. DeTurk is Chief Financial Officer and Treasurer of Highmark Health.

Emil D. Duda is retired. He is Chairman of the Fund and previously was Senior Executive Vice President and Chief Financial Officer of The Lifetime Healthcare Companies.

Robert J. Kolodgy is Senior Vice President of Financial Services and Government Programs and Chief Financial Officer of Blue Cross Blue Shield Association.

Alan Krigstein is Executive Vice President and Chief Financial Officer and Treasurer of Independence Blue Cross.

Jeffery T. Leber is Chief Financial Officer of Blue Cross & Blue Shield of Mississippi.

Gerard T. Mallen is Treasurer and Finance Division Senior Vice President of Health Care Service Corporation.

Vince P. Price is Executive Vice President and Chief Financial Officer of Cambia Health Solutions, Inc.

Cynthia M. Vice is Senior Vice President, Chief Financial Officer and Treasurer of Blue Cross Blue Shield of Alabama.

SHAREHOLDER INFORMATION

Participation Certificates

The Participation Certificates are shares of stock of the Fund. Under the Articles of Incorporation of the Fund, its shares of stock are referred to as “Participation Certificates.” The Participation Certificates of the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio initially were issued at a price of $10.00 per Participation Certificate, and are entitled to ten votes per Participation Certificate. The Participation Certificates of the Government/REPO Portfolio and the Money Market Portfolio, which are money market funds, seek to maintain a net asset value of $1.00 per Participation Certificate, and are entitled to one vote per Participation Certificate.

Pricing of Participation Certificates

BlackRock Advisors, LLC determines the net asset value per Participation Certificate of the Government/ REPO Portfolio and the Money Market Portfolio for purposes of pricing purchase and redemption orders as of 12 Noon (Eastern Time) and as of 4:00 P.M. (Eastern Time). This is only done on business days on which purchase orders or redemption orders are placed for that Portfolio and there is sufficient trading in instruments held by that Portfolio so that its net asset value per Participation Certificate might be affected materially. A business day of the Fund is any weekday other than the holidays observed by the Fund, which currently are: New Year’s Day, Martin Luther King’s Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. In computing net asset value per Participation Certificate, the Government/REPO Portfolio and the Money Market Portfolio use the amortized cost method of valuation. Although each Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is possible to lose money by investing in a Portfolio.

Purchase of Participation Certificates

The Fund sells Participation Certificates of each Portfolio without a sales charge, at the net asset value per Participation Certificate next determined after receipt of a purchase order. Investors may open an account with the Fund by completing, and submitting to BCS Financial Services Corporation (“the Administrator”), an application form which may be obtained by telephoning (toll-free) (800) 621-9215; the form requests information from the investor required to open an account for such investor. After the application form has been received and approved, an investor may place purchase orders for Participation Certificates on any business day through BlackRock Advisors’s online account access system, MutualADVANTAGE, which can be found at www.pif.com, or by telephoning (800) 821-9771 and indicating the amount and the Portfolio of the Participation Certificates desired.

Purchase orders for the Government/REPO Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if BNY Mellon receives funds by Fed wire by 4:00 P.M. (Eastern Time). Purchase orders for the Government/REPO Portfolio which are received after 12 Noon (Eastern Time) but before 3:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if BNY Mellon receives funds by Fed wire by 4:00 P.M. (Eastern Time). Such orders tendered after 3:00 P.M. (Eastern Time), and such orders for which payment has not been received by BNY Mellon by 4:00 P.M. (Eastern Time), will not be deemed to have been received on that day and notice will be given to the investor placing the order.

Purchase orders for the Money Market Portfolio which are received by 12 Noon (Eastern Time) will be executed at the net asset value determined at 12 Noon (Eastern Time) that day if BNY Mellon receives funds by

Fed wire by 4:00 P.M. (Eastern Time). Purchase orders for the Money Market Portfolio which are received after 12 Noon (Eastern Time), but before 4:00 P.M. (Eastern Time) will be executed at the net asset value determined at 4:00 P.M. (Eastern Time) that day if BNY Mellon receives funds by Fed wire by 6:00 P.M. (Eastern Time). Any such orders tendered after 3:00 P.M. (Eastern Time) must be transmitted by telephone to (800) 821-9771, and not through online access. Such orders tendered after 4:00 P.M. (Eastern Time), and orders for which payment has not been received by BNY Mellon by 6:00 P.M. (Eastern Time), will not be deemed to have been received on that day and notice will be given to the investor placing the order.

Investors must pay for Participation Certificates of each Portfolio by Fed wire to BNY Mellon. The Portfolios do not have minimum initial or subsequent investment requirements. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending investor. Each Portfolio may in its discretion reject any orders for purchase of Participation Certificates. Unless the purchaser designates a specific Portfolio, all purchases automatically will be made in the Money Market Portfolio.

Redemption of Participation Certificates

Investors must transmit redemption orders through BlackRock Advisors’s online account access system, MutualADVANTAGE, which can be found at www.pif.com, or by telephone to (800) 821-9771. The Fund will redeem Participation Certificates at the net asset value per Participation Certificate next determined after receipt of the redemption order.

The Fund will pay for redeemed Participation Certificates of the Money Market Portfolio for which a redemption order is received on a business day before 4:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor’s account on the same business day. Any such orders tendered after 3:00 P.M. (Eastern Time) must be transmitted by telephone to (800) 821-9771, and not through online access. The Fund will pay for redeemed Participation Certificates of the Government/REPO portfolio for which a redemption order is received on a business day before 3:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor’s account on the same business day. The Fund will pay for redemption orders which are received on a business day after the applicable times specified above (or on a day when BNY Mellon is closed) in Federal funds wired on the next business day that BNY Mellon is open for business. An investor receives no dividend for the day on which Participation Certificates are redeemed, therefore, investors that do not place redemption orders by the times indicated may wish to wait until the morning of the following business day to do so.

The Fund may suspend the right to redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its Participation Certificates) for the periods permitted under the Investment Company Act as determined by the SEC by rules and regulations.

Further Information Regarding the Portfolios.    Investors may in effect transfer all or part of their investments from one Portfolio to another by placing simultaneous redemption and purchase orders. These orders will be executed in sequence in accordance with the procedures discussed above.

If any investor ceases to be a member or licensee of the Blue Cross and Blue Shield Association or a related organization (a “BCBS Investor”), the Fund may redeem the Participation Certificates held by such investor, without the investor’s consent.

Pa yment in Kind

Investors may request that redemption order proceeds consist of securities held by a Portfolio in lieu of cash. Prior to placing a payment in kind redemption order, an investor must provide BlackRock Investments, LLC with written instructions identifying the custodial account to receive the securities to be distributed. The securities to be distributed shall represent a pro rata share of each security held in the Portfolio, in accordance with Rule 17a-5 under the Investment Company Act.

If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property.

Additional Purchase and Redemption Information

The Fund has not adopted a market timing policy because the Portfolios seek to maintain a stable net asset value of $1.00 and because the Portfolios are generally used for short-term investment or cash management purposes. There can be no assurances, however, that the Portfolios may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

Dividends and Distributions

Investors in the Portfolios are entitled to dividends and distributions arising only from the net income and capital gains, if any, earned on investments held by that Portfolio. Each Portfolio declares net income daily as a dividend to Participation Certificate holders of record at the close of business on the date of declaration. The Fund pays dividends monthly. Dividends will be reinvested in additional Participation Certificates or, if the investor so elects by checking the appropriate box on the application form, will be transmitted to such investor by wire within five business days after the end of the month (or within five business days after a redemption of all of the investor’s Participation Certificates). The Government/REPO Portfolio and the Money Market Portfolio do not expect to realize net long-term capital gains.

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from its Participation Certificate holders to enable it to form a reasonable belief that it knows the true identity of its Participation Certificate holders. The Treasurer of the Fund has been designated as the Compliance Officer under the Anti-Money Laundering Policy of the Fund.

Distributor

The Fund has entered into a Distribution Agreement dated as of January 7, 2014 with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Distributor is the Fund’s principal underwriter and acts as the Fund’s distributor in connection with the offering of the Participation Certificates of the Fund.

TAXES

As long as each Portfolio meets the requirements for being a regulated investment company, it pays no federal income tax on the earnings it distributes to holders of Participation Certificates. The Portfolios met these requirements in the last taxable year, and intend to meet these requirements in future years.

Dividends you receive from the Portfolios, whether reinvested or taken as cash, are generally taxable. Dividends from long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. The Portfolios expect that substantially all of the dividends from the Portfolios will be taxable as ordinary income.

Dividends declared in December of any year, and payable to holders of record on a specified date in December, will be deemed for tax purposes to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

The foregoing discussion is only a brief summary of some of the federal tax considerations generally affecting the Portfolios and holders of Participation Certificates. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or holders of Participation Certificates, and this discussion is not intended as a substitute for careful tax planning. Investors in the Portfolios should consult their tax advisors concerning their own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Portfolios for the periods indicated. Certain information reflects financial results for a single Participation Certificate. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the financial statements of the Fund, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

Government/REPO Portfolio

The table below sets forth selected financial data for a Government/REPO Portfolio Participation Certificate outstanding throughout each period presented.

	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income	0.0003	0.0009	0.0003	0.001	0.001
Net Realized Gain (Loss) on Investments	—	—	—	—	—

Total Income From Investment Operations	0.0003	0.0009	0.0003	0.001	0.001

Less Distributions:
Dividends to PC holders from Net Investment Income	(0.0003)	(0.0009)	(0.0003)	(0.001)	(0.001)

Total Dividends and Distributions	(0.0003)	(0.0009)	(0.0003)	(0.001)	(0.001)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.03%	0.09%	0.03%	0.09%	0.07%
Ratios/Supplemental Data:
Net Assets, End of Period (000)	$129,306	$208,905	$177,330	$124,177	$181,926
Ratio of Net Total Expenses to Average Net Assets(1)	0.06%	0.10%	0.08%	0.10%	0.12	%(3)
Ratio of Net Investment Income to Average Net Assets(2)	0.03%	0.09%	0.03%	0.09%	0.08%

(1)	Without the waiver of a portion of advisory and administration fees, the ratio of total expenses to average daily net assets would have been 0.30%, 0.29%, 0.30%, 0.30% and 0.29% for the years ended December 31, 2013, 2012, 2011, 2010, and 2009, respectively.

(2)	Without the waiver of a portion of advisory and administration fees, the ratio of net investment income/ (loss) to average daily net assets would have been (0.21%), (0.10%), (0.20)%, (0.11%) and (0.09%) for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 respectively.

(3)	The effect of participating in the Treasury Guarantee Program on expenses for the year ended December 31, 2009 was 0.03%.

Money Market Portfolio

The table below sets forth selected financial data for a Money Market Portfolio Participation Certificate outstanding throughout each year presented.

	Year Ended 12/31/2013	Year Ended 12/31/2012	Year Ended 12/31/2011	Year Ended 12/31/2010	Year Ended 12/31/2009
Net Asset Value, Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income From Investment Operations
Net Investment Income	0.0004	0.001	0.001	0.002	0.005
Net Realized Gain (Loss) on Investments	—	—	—	—	—

Total Income From Investment Operations	0.0004	0.001	0.001	0.002	0.005

Less Distributions:
Dividends to PC holders from Net Investment Income	(0.0004)	(0.001)	(0.001)	(0.002)	(0.005)

Total Dividends and Distributions	(0.0004)	(0.001)	(0.001)	(0.002)	(0.005)

Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.04%	0.11%	0.09%	0.15%	0.46%
Ratios/Supplemental Data:
Net Assets, End of Period (000)	$586,404	$839,926	$970,715	$1,134,728	$1,136,929
Ratio of Net Total Expenses to Average Net Assets(1)	0.18%	0.18%	0.17%	0.17%	0.19	%(3)
Ratio of Net Investment Income to Average Net Assets(2)	0.03%	0.11%	0.09%	0.13%	0.47%

(1)	Less than $0.01 per share

(2)	Without the waiver of a portion of advisory and administration fees, the ratio of total expenses to average daily net assets would have been 0.25%, 0.23%, 0.22%, 0.22% and 0.23% for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 respectively.

(3)	Without the waiver of a portion of advisory and administration fees, the ratio of net investment income/ (loss) to average daily net assets would have been (0.04%), 0.05%, 0.03%, 0.08% and 0.43% for the years ended December 31, 2013, 2012, 2011, 2010, and 2009 respectively.

(4)	The effect of participating in the Treasury Guarantee Program on expenses for the year ended December 31, 2009 was 0.02%.

WHERE TO FIND MORE INFORMATION

The Statement of Additional Information relating to the Government/REPO Portfolio and the Money Market Portfolio (the “SAI”) includes additional information about the Portfolios. The SAI is incorporated by reference into and is legally part of this Prospectus. Additional information about the Portfolios’ investments is available in the Fund’s Annual and Semi-Annual Reports to Participation Certificate holders.

Investors can get free copies of the above-named documents, request other information about the Portfolios and the Fund, and make shareholder inquiries, by calling the Administrator (toll free) at (800) 621-9215. The Fund makes available the Prospectus, SAI and Annual and Semi-Annual Reports, free of charge, on the Fund’s website at http://www.pif.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the SEC’s EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

The Fund’s SEC File No. is 811-04379.

PLAN INVESTMENT FUND, INC.

GOVERNMENT/REPO PORTFOLIO (PIFXX)

MONEY MARKET PORTFOLIO (PIMXX)

Statement of Additional Information

April 30, 2014

This Statement of Additional Information (“SAI”)is not a Prospectus and should be read in conjunction with the current Prospectus of Plan Investment Fund, Inc. (the “Fund”), relating to the Government/REPO Portfolio and the Money Market Portfolio of the Fund (the “Portfolios”), dated April 30, 2014, as it may from time to time be supplemented or revised (the “Prospectus”). No investment in Participation Certificates should be made without reading the Prospectus. The audited financial statements and notes thereto for the Fund contained in the Fund’s Annual Report are incorporated by reference into this Statement of Additional Information. Copies of the Prospectus and Annual and Semi-Annual Reports of the Fund may be obtained, without charge, by calling BCS Financial Services Corporation (the “Administrator”) (toll free) at (800) 621-9215.

GENERAL INFORMATION

The Fund is a Maryland corporation and was incorporated on August 6, 1985. The Fund is a diversified, open-end management investment company. The Fund consists of four portfolios: the Government/REPO Portfolio, the Money Market Portfolio, the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio. This Statement of Additional Information, and unless otherwise indicated, statements herein concerning the Portfolios or the Fund, relate to the Government/REPO Portfolio and the Money Market Portfolio of the Fund. Each Portfolio is represented by a class of Participation Certificates separate from those of the Fund’s other Portfolios. The Government/REPO Portfolio commenced operations on June 1, 1995. The Money Market Portfolio commenced operations on March 11, 1987.

DESCRIPTION OF GOVERNMENT/REPO AND MONEY MARKET PORTFOLIOS

AND THEIR INVESTMENTS AND RISKS

Investment Objective

See the Prospectus for a description of the investment strategies, risks and policies of the Portfolios. The following discussion supplements such description and relates to principal investments as well as other investments of the Portfolios. The investment objective of a Portfolio may be changed by the Fund’s Board without approval of the Portfolio’s Participation Certificate Holders. While there is no assurance that the Portfolios will achieve their investment objectives, they endeavor to do so by following the strategies and policies described in this SAI.

Additional Information on Portfolio Instruments

Examples of the types of U.S. Government obligations that the Portfolios may hold include, in addition to U.S. Treasury bills, notes and bonds, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and International Bank for Reconstruction and Development.

With respect to the repurchase agreements (“Repurchase Agreements”) described in the Prospectus, securities subject to Repurchase Agreements will be held by Bank of New York Mellon (“BNY Mellon”) or in the Federal Reserve/Treasury book-entry system. Repurchase Agreements are considered to be loans under the Investment Company Act. The Repurchase Agreements are collateralized by U.S. Government securities the market value of which, on a daily basis, including accrued interest, if any, is at least equal to 100% of the purchase price plus accrued interest under the Repurchase Agreements. The Portfolios will perfect their security interest in the collateral securing the Repurchase Agreements in accordance with U.S. Treasury Regulations and the applicable commercial transaction law of the state in which such collateral is located. If the seller defaults in its obligation to repurchase the underlying instrument, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the Repurchase Agreement, the Portfolios might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolios may be delayed or limited. Each Portfolio will enter into Repurchase

Agreements only with those banks and dealers determined by that Portfolio’s Investment Advisor to meet the Portfolio’s respective quality standards as established by the Fund’s Board of Trustees. These standards require an independent review by the Portfolio’s Investment Advisor of the operating history and financial condition of the sellers to evaluate their creditworthiness and the risk of their becoming involved in bankruptcy proceedings or otherwise impairing the quality of the Repurchase Agreement during its contemplated term. The Investment Advisor will monitor the creditworthiness of the seller during the life of a Repurchase Agreement.

With respect to the variable amount master demand notes (“VAMD Notes”) described in the Prospectus, the Investment Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, VAMD Notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

The Money Market Portfolio may also invest in collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The Portfolio may also invest in other asset-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets, such as trade receivables. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets are subject to prepayments, which shorten the securities’ weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made.

The maturity of the instruments in which the Portfolios invest normally shall be deemed to be a period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. An instrument issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment date. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days’ notice and which has a variable rate of interest may be deemed to have a maturity equal to the longer of the period remaining until the interest rate will be readjusted or the period remaining until the principal amount owed can be received through demand. An instrument, which has a variable rate of interest may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. An instrument which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days’ notice and which has a floating rate of interest may be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be received from the issuer through demand.

The Appendix attached hereto contains a description of the rating symbols used by Standard & Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business (“S&P”) and Moody’s Investors Service, Inc. for bonds and commercial paper in which the Portfolios invest.

Investment and Borrowing Limitations

Below is a complete list of the Portfolios’ investment limitations that may not be changed without the affirmative vote of the holders of a “majority” of the outstanding Participation Certificates of the respective Portfolios (as defined herein under “Miscellaneous”).

The Portfolios may not:

1. Borrow money, except from commercial banks for temporary purposes, and then in amounts not in excess of 5% of the total assets of the respective Portfolio at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 5% of the total assets of the respective Portfolio at the time of such borrowing. This borrowing provision applies to Reverse Repurchase Agreements whose proceeds are utilized to provide liquidity to meet redemption requests when liquidation of portfolio securities is considered disadvantageous. At no time shall the level of funds borrowed to meet redemption requests exceed 5% of the total assets of the respective Portfolio; the interest expenses associated with such credit arrangements will be charged to the income of the respective Portfolio; and any new cash flows must be applied to retiring such Portfolio borrowings.

2. Purchase any securities, which would cause 25% or more of the total assets of the respective Portfolio at the time of such purchase to be invested in the securities of issuers conducting their principal business activities in the same general industry. There is no limitation for the Portfolios with respect to investments in U.S. Government obligations or for the Money Market Portfolio in obligations of domestic branches of U.S. banks. (The Fund interprets “domestic branches of U.S. banks” for purposes of this investment limitation to include U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks.)

3. Purchase securities of any issuer, other than those issued or guaranteed by the U.S. Government, Federal agencies and government-sponsored corporations, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in such issuer; except that up to 100% of the total assets of the Government/REPO Portfolio and the Money Market Portfolio may be invested in Repurchase Agreements with maturities not greater than seven days without regard to this 5% limitation.

4. Purchase securities, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in securities which are illiquid, including Repurchase Agreements with maturities greater than seven days and VAMD Notes with greater than seven days’ notice required for sale.

5. Make loans, except that each Portfolio may purchase or hold debt instruments, and may enter into Repurchase Agreements, in accordance with its investment objectives and policies.

6. Purchase securities issued by Health Plans Capital Service Corporation.

7. Purchase or sell commodities or commodity contracts, including futures contracts, or invest in oil, gas or mineral exploration or development programs.

8. Acquire voting securities of any issuer or acquire securities of other investment companies.

9. Purchase or sell real estate. (However, each Portfolio may purchase bonds and commercial paper issued by companies, which invest in real estate or interests therein.)

10. Purchase securities on margin, make short sales of securities or maintain a short position.

11. Act as an underwriter of securities.

12. Issue senior securities, except to the extent that certain investment policies related to Reverse Repurchase Agreements discussed herein and in the Prospectus may be deemed to involve the issuance of senior securities within the meaning of the Investment Company Act.

Portfolio Transactions

Subject to the general control of the Fund’s Board of Trustees, BlackRock Advisors, LLC (“BALLC” or the “Investment Advisor”) is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Portfolios. Purchases and sales of securities for each Portfolio usually are principal transactions. The Investment Advisor normally purchases securities on behalf of the Portfolios directly from the issuer or from an underwriter or market maker of the securities. The Portfolios do not pay brokerage commissions for such purchases. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. While the Investment Advisor intends to seek the best price and execution for portfolio transactions on an overall basis, the Fund may not necessarily pay the lowest spread or commission available on each transaction.

The Investment Advisor seeks to use dealers it believes to be actively and effectively trading the securities being purchased or sold. The Investment Advisor will not pay a higher spread or commission in recognition of research or other services provided by a dealer.

The Investment Advisor of each Portfolio makes investment decisions for such Portfolio independently from those for the other investment companies advised by the Investment Advisor. It may happen, on occasion, that the same security is held in one or more of such other investment companies. Simultaneous transactions are likely when the same investment advisor advises several investment companies, particularly when a security is suitable for the investment objectives of more than one of such investment companies. When two or more investment companies advised by the Investment Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective investment companies, both as to amount and price, in accordance with a method deemed equitable to each investment company. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the security position obtainable or sold for a Portfolio.

The Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into Repurchase Agreements or Reverse Repurchase Agreements with, BALLC, the Portfolios’ investment advisor, or any affiliates, officers or employees of BALLC, provided that the Portfolios may execute portfolio transactions with dealers affiliated with BALLC in accordance with the terms of an applicable exemptive order issued by the SEC.

On December 31, 2013, the Portfolios owned securities of regular broker dealers or their parents as follows:

Government/REPO Portfolio		Money Market Portfolio
Broker Dealer	Value of Securities Owned	Broker Dealer	Value of Securities Owned

Goldman Sachs & Co.	$24,318,000	Deutsche Bank	$19,717,000
Morgan Stanley & Co. Inc.	$30,000,000	Credit Suisse Group	$7,000,000
Deutsche Bank	$25,000,000

.

DISCLOSURE OF PORTFOLIO INFORMATION

The Board of Trustees of the Fund has adopted policies and procedures concerning the disclosure of the portfolio holdings of the Fund. The policies and procedures provide that the Fund and its Investment Advisor, Administrator, Service Agent, Custodian, Transfer Agent and Distributor will only release information about its portfolio holdings as follows:

•	Information which has previously been made public may be freely released.

•	Government and/or regulatory entities, such as the SEC or a court of law, have the right to review portfolio holdings.

•

Portfolio holdings may be reviewed by third parties for legitimate business reasons, subject to additional requirements, including approval by the Fund’s Chief Compliance Officer or his designee and an acceptable confidentiality agreement (including an agreement not to trade).

•

The Fund will publicly disclose its portfolio holdings as required in accordance with SEC Forms N-CSR, N-Q, N-MFP or other applicable SEC forms. In addition, the Fund may disclose its portfolio holdings on its website at http://www.pif.com at such intervals and to such extent as it shall determine, and shall disclose its portfolio holdings on its website at such intervals and to such extent as shall be required by applicable SEC rules.

Except as set forth above, the policies and procedures do not apply differently to different categories of persons. In considering a request for disclosure, the Chief Compliance Officer or his designee will consider whether the requesting third party has a legitimate purpose for reviewing the portfolio holdings and whether such disclosure poses any material risk. In connection with the review, the Chief Compliance Officer or his designee will consider any possible conflicts of interest that may arise in connection with such requested disclosure. The Fund’s Chief Compliance Officer is required to notify the Board of Trustees of new third parties approved to receive portfolio holdings pursuant to the procedures at the next meeting of the Board of Trustees.

The Fund does not have any policies or procedures with respect to the receipt of compensation or other consideration by the Fund, its investment advisor, or any other party in connection with the disclosure of information about portfolio securities.

Ongoing Arrangements. The Fund has ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•	The Fund’s Board of Trustees and, if necessary, Fund counsel

•	The Fund’s Custodian

•	The Fund’s Administrator and its parent company

•	The Fund’s independent registered public accounting firm

•	The Fund’s Distributor

•	Foreside Compliance Services, LLC

•	S&P

•	Bloomberg, LP

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to approval of the executive officers of the Fund and confidential treatment to prohibit the entity from sharing the information provided with unauthorized persons. The Fund, BALLC (the investment advisor with respect to the Government/REPO Portfolio and the Money Market Portfolio), and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

Information concerning the Schedule of Investments of the Government/REPO Portfolio and the Money Market Portfolio is available at the Fund’s website, www.pif.com. A complete listing of the Portfolios’ holdings as of the end of each month is posted on the website no earlier than 5 business days following the end of such month and remains posted on the website for six months thereafter.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Under the Investment Company Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (i) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted (trading shall be deemed restricted as determined by the SEC by rules and regulations), or (ii) for any period during which an emergency exists (an emergency shall be deemed to exist as determined by the SEC by rules and regulations) as a result of which disposal or valuation of portfolio securities is not reasonably practical, or for such other periods as the SEC, or any successor governmental authority, may by order permit for the protection of Participation Certificate holders of the Portfolios. (The Fund may also suspend or postpone the recording of the transfer of its Participation Certificates by the transfer agent upon the occurrence of any of the foregoing conditions.)

If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property; investors will incur expenses in disposing of redemption proceeds which are paid in this manner. The Fund has elected to commit itself to pay all redemption proceeds in cash up to the lesser of $250,000 or 1% of the respective Portfolio’s net asset value for any Participation Certificate holder within a 90 day period pursuant to a notification of election filed with the SEC under, and in accordance with the guidelines set forth in, Rule 18f-1 under the Investment Company Act. (See “Net Asset Value” below for an example of when such redemption or form of payment might be appropriate.)

Transfer Payments

A BCBS Investor investing in the Government/REPO Portfolio or the Money Market Portfolio may direct that payment upon redemption of Participation Certificates in the Portfolio be used to purchase Participation Certificates of the Government/REPO Portfolio or the Money Market Portfolio for another BCBS Investor by a transfer of the redeemed Participation Certificates to the second BCBS Investor. Such a transfer is made by a redemption and simultaneous purchase in the name of the second BCBS Investor. A BCBS Investor may not request a transfer from its Government/REPO Portfolio or its Money Market Portfolio account in a dollar amount greater than the dollar amount held in such investor’s account on the business day prior to the date of such request. Such transfers may be effected at any time prior to 3:00 P.M. (Eastern Time). There is no limit on the number of transfers that a BCBS Investor can place in any one day, nor on the total number of such transfers by all BCBS Investors per day.

NET ASSET VALUE

The Fund calculates the net asset value per Participation Certificate of each Portfolio by dividing the total value of the assets belonging to each Portfolio, less the value of any liabilities charged to that Portfolio, by the total number of outstanding Participation Certificates of that Portfolio.

As stated in the Prospectus, the Government/REPO Portfolio and Money Market Portfolio uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act, as amended. In connection with their use of amortized cost valuation, the Portfolios limit the dollar-weighted average maturity of their investments to not more than seven days for the Government/REPO Portfolio and 60 days for the Money Market Portfolio, and do not purchase any instrument with a remaining maturity of more than one year for the Government/REPO Portfolio and 397 days for the Money Market Portfolio at the time of purchase, except that items of collateral securing securities subject to Repurchase Agreements may bear longer maturities. The Fund’s Board of Trustees also has established procedures that are intended to stabilize these Portfolios’ net asset value per Participation Certificate for purposes of sales and redemptions at $1.00. Such procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the Portfolios’ net asset value per Participation Certificate calculated by using available market quotations deviates from $1.00 per Participation Certificate. In the event such deviation exceeds 1%, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the amount of any deviation from a Portfolio’s $1.00 amortized cost price per Participation Certificate may result in material dilution or other unfair results to investors or existing Participation Certificate holders of the respective Portfolio, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Portfolio’s average maturity; withholding or reducing dividends; redeeming Participation Certificates in kind; reducing the number of the Portfolio’s outstanding Participation Certificates without monetary consideration; or utilizing a net asset value per Participation Certificate determined by using available market quotations.

Investors should also be aware that although procedures exist which are intended to stabilize the net asset value of the Government/REPO Portfolio and the Money Market Portfolio at $1.00 per Participation Certificate, the value of the underlying assets of the Portfolios will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations in the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the Portfolios’ yields may tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios’ yields may tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of its Participation Certificates will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolios, thereby reducing the Portfolios’ current yield. In periods of rising interest rates, the opposite can be expected to occur.

MANAGEMENT OF THE PORTFOLIOS

Trustees and Officers

The Trustees and Officers of the Fund, along with certain information concerning each of them, are as follows:

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
Dale E. Palka(1)(3) 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 65	President and Chief Executive Officer Trustee	4 Years 1 Year	May 2009 to Present – Senior Vice President, BCS Financial Corporation; 2009 to May 2009 – Senior Vice President, BCS Financial Services Corporation	Four	None

(1)	Dale E. Palka may be deemed an “interested person” of the Fund as a result of his status as President and Chief Executive Officer of the Fund.
(2)	Term of office is one year.
(3)	Dale E. Palka’s term of office as President and Chief Executive Officer and as a Trustee will end on April 30, 2014 due to his retirement.

Disinterested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years

Dorothy A. Coleman 165 Court Street Rochester, NY 14647 Age 51	Trustee	3 Years

September 2011 to Present – Executive Vice President, Chief Financial Officer, Excellus Blue Cross Blue Shield;

October 2009 to September 2011 – Executive Vice President, Chief Financial Officer, Blue Cross Blue Shield of Rhode Island;

2009 to October 2009 Chief Operating Officer Interim President-Public Sector Line of Business, United Healthcare

				Four	None

David A. Cote 4101 Percival Road, AX –A31 Columbia, SC 29223 Age 43	Trustee	1 Year	2009 to Present – Assistant Vice President and Assistant Treasurer, Blue Cross and Blue Shield of South Carolina	Four	None

Nanette P. DeTurk 120 Fifth Avenue, Suite 911 Pittsburgh, PA 15222 Age 55	Trustee	(2)	May 2013 to Present – Chief Financial Officer and Treasurer, Highmark Health; 2009 to April 2013 – Chief Financial Officer and Treasurer, Highmark, Inc. (Insurance Company)	Four	None

Emil D. Duda 23 Old Westfall Drive Rochester, NY 14625 Age 62	Chairman Trustee	1 Year 12Years	December 2011 to Present – Retired; 2009 to December 2011 – Senior Executive Vice President and Chief Financial Officer, The Lifetime Healthcare Companies	Four	None

Robert J. Kolodgy 225 N. Michigan Ave Chicago, IL 60601 Age 56	Trustee	3 Years

February 2009 to Present – Senior Vice President of Financial Services and Government Programs and Chief Financial Officer, Blue Cross Blue Shield Association;

2009 to February 2009 – Chief Operating Officer, Chief Financial Officer and Chief Strategy Officer, Paramount Healthcare and ProMedica Health Systems

				Four	None

Disinterested Trustees cont.

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
Alan Krigstein 1901 Market Street Philadelphia, PA 19103-1480 Age 62	Trustee	3 Years

April 2009 to Present – Executive Vice President and Chief Financial Officer, Independence Blue Cross;

2009 to March 2009 – Senior Vice President and Chief Financial Officer, AmeriHealth Mercy Family of Companies

				Four	None

Jeffery T. Leber 3545 Lakeland Dr. Jackson, MS 39232 Age 54	Trustee	(2)	2009 to Present – Chief Financial Officer, Blue Cross & Blue Shield of Mississippi	Four	None

Gerard T. Mallen 300 East Randolph Street 14th Floor Chicago, IL 60601 Age 59	Trustee	9 Years	December 2009 to Present – Treasurer and Finance Division Senior Vice President, Health Care Service Corporation (HCSC) (Blue Cross and Blue Shield of Illinois, Oklahoma, Texas and New Mexico);	Four	None

Vince P. Price 100 SW Market Street Portland, OR 97201 Age 51	Trustee	1 Year	January 2009 to Present – Executive Vice President and Chief Financial Officer, Cambia Health Solutions, Inc.;	Four	None

Cynthia M. Vice 450 Riverchase Parkway Birmingham, AL 35242 Age 54	Trustee	4 Years

April 2009 to Present – Senior Vice President, Chief Financial Officer and Treasurer, Blue Cross and Blue Shield of Alabama;

2009 to April 2009 – Vice President, Internal Audit and Information Security, Blue Cross and Blue Shield of Alabama

				Four	None

(1)	Term of office is one year.
(2)	Less than one year.

None of the Trustees other than Dale E. Palka is an “interested person” of the Fund under the Investment Company Act of 1940, as amended.

Executive Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Susan A. Pickar 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 45	President and Chief Executive Officer (Elect)	(2)	2009 to Present – Senior Vice President of Finance and Treasurer, BCS Financial Corporation

Joseph S. Castellon 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 43	Treasurer Secretary	4 Years 3 Years	April 2011 to Present – Vice President, BCS Financial Corporation; June 2009 to April 2011 – Assistant Vice President, BCS Financial Corporation;

Donna M. Rogers Fund Chief Compliance Officer Foreside 10 High Street, Suite 302 Boston, MA 02110 Age 47	Chief Compliance Officer	1 Year	January 2011 to Present – Managing Director, Foreside Compliance Services, LLC (Foreside Financial Group); 2009 to December 2010 – Senior Vice President, State Street Bank

(1)	Term of office is one year.
(2)	Less than one year.

Leadership Structure and Board of Trustees

The business and affairs of the Fund are managed under the direction of the Board of Trustees. At the present time, there are 11 Trustees serving on the Board, including the Chairman of the Board. The Chairman presides at meetings of the Board of Trustees and at meetings of Participation Certificate holders. The Chairman, Emil Duda, is not an “interested person” (as defined in the Investment Company Act) of the Fund. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of the Administrator and BlackRock Advisors, LLC as the Portfolios’ investment advisor. These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing reports at regular board of trustees meetings and annual reports from the Fund’s Chief Compliance Officer and making inquiries of and having meetings with the Chief Compliance Officer.

All of the Trustees, except for Mr. Duda, hold chief financial officer or similar senior financial management positions with the Blue Cross Blue Shield Association (“Association”) or with members or licensees of the Association and certain related organizations, which are the only entities that are permitted to purchase Participation Certificates. Mr. Duda previously held such a senior financial management position.

Each of the Trustees has significant senior management experience overseeing investment activities for an insurance company or similar entity. This experience has led the Fund to conclude that these individuals are well qualified to serve as Trustees of the Fund. While the current Trustees all have investment experience and skills and financial management experience and skills, future Trustees may have additional or different experience and skills.

The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having Trustees who have long-term experience as Trustees of the Fund, as well as highly experienced Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters.

Committees of The Board of Trustees

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee.

Audit Committee

The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, taking the following actions:

•	make recommendations to the Board of Trustees concerning the appointment, retention and compensation of the independent auditors;

•	inquire whether management has maintained the reliability and integrity of Fund policies and financial reporting and disclosure practices;

•	inquire whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

•	inquire whether management has established and maintained processes to assure compliance by the Fund with applicable laws and regulations;

•	inquire about and evaluating the performance and qualifications of financial management and the independent auditors;

•	encourage and foster open communication among management, the independent auditors and the Board of Trustees; and

•

Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund regarding the Fund’s accounting, internal accounting controls or auditing matters (“Accounting Matters”) as well as information concerning the daily operations of the Fund (“Operational Matters”); and (ii) the confidential, anonymous submission by officers of the Fund or employees of its service providers of concerns regarding questionable practices or decisions with respect to any Accounting Matters or Operational Matters.

The Audit Committee is responsible for identifying and recommending the independent auditors for selection by the Board of Trustees to audit the Fund’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Fund, and in certain cases, non-audit services provided to the Fund’s investment advisor and certain affiliated parties. The members of the Audit Committee are Alan Krigstein, Gerard T. Mallen and Cynthia M. Vice. The Audit Committee met twice during the Fund’s most recent fiscal year. No member of the Audit Committee is an interested person of the Fund.

Nominating Committee

The purpose of the Fund’s Nominating Committee is to gather information and make recommendations to the PC holders of nominees for election as Trustees of the Fund. The members of the Nominating Committee are David A. Cote and Robert J. Kolodgy. The Nominating Committee met on three occasions during the Fund’s most recent fiscal year.

The Nominating Committee will consider PC holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of PC holders should be submitted in writing to the Fund at its principal office.

Ownership of Securities

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

As of December 31, 2013, none of the Fund’s Trustees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of equity securities in the Fund or any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund.

Name of Trustee	Name of Owners and Relationships To Trustee	Company	Title of Class	Value of Securities	Percent of Class

As of December 31, 2013, none of the Fund’s Trustees who are not interested persons of the Fund or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of securities of an investment advisor or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

Compensation Information

The Fund reimburses its Trustees for out-of-pocket expenses related to attending meetings. Trustees who are not employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof, are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting. The Fund does not pay any compensation to its other Trustees or to its Officers for acting in such capacities. No director, officer or employee of BlackRock Advisors, LLC, Merganser Capital Management, LLC BNY Mellon Investment Servicing, BNY Mellon or Foreside Fund Services, LLC is eligible to serve as a Trustee or Officer of the Fund. The Trustees and Officers of the Fund in their individual capacities own none, and cannot own any, of the Fund’s Participation Certificates. For the year ended December 31, 2013, a total of $30,034 was paid by the Fund for Trustee meeting expenses.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
Emil Duda, Chairman and Trustee	$2,000	—	—	$2,000

Except as set forth above, for the fiscal year ended December 31, 2013, the Fund did not pay any remuneration to, or accrue any retirement benefits for, any of its Trustees or Officers.

Investment Advisor and Service Agent

The services BALLC provides as investment advisor are described briefly in the Prospectus. BALLC supervises the sales of portfolio securities, and places orders for such transactions. As service agent for the Portfolios, BALLC maintains financial and other books and records, including appropriate journals and ledgers; verifies trade tickets; calculates weighted average maturity, dividends and yields; prepares unaudited financial statements; prepares or assists in the preparation of regulatory filings; computes net asset value and the market value of assets of the Portfolios; prepares reports to the Board of Trustees of the Fund; and performs related administrative services. BALLC agrees to abide by applicable legal requirements in providing these services. BALLC subcontracts certain administrative services to BNY Mellon Investment Servicing (US) Inc.

For the services provided and expenses assumed by it with respect to the Government/REPO Portfolio and the Money Market Portfolio, BALLC is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

Annual Fee	Each Portfolio’s Annual Net Assets
0.20%	of the first $250 million
0.15%	of the next $250 million
0.12%	of the next $250 million
0.10%	of the next $250 million
0.08%	of amounts in excess
of $1 billion.

For the years ended December 31, 2011, 2012 and 2013 BALLC (and/or the Fund’s former investment advisor) was paid $26,897, $46,089 and $0 respectively, net of $157,298 $211,858 and $284,293 waived fees and/or reimbursed expenses payable as investment advisor and service agent for the Government/REPO Portfolio. For the same periods BALLC was paid fees of $1,092,404 $931,496 and $692,008 respectively, net of $516,580, $445,181 and $526,009 waived fees, as investment advisor and service agent for the Money Market Portfolio.

Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) acts as custodian of the Fund’s assets. BNY Mellon earns fees from the Fund for serving in this capacity. BNY Mellon has its principal offices at 301 Bellevue Parkway Wilmington, Delaware 19809. As custodian, BNY Mellon, among other things, collects income of and payments to the Fund; executes and delivers proxies, consents and other authorizations for the Fund; delivers, releases and exchanges securities held for the Fund when necessary; makes payments of cash to, or for the account of, each Portfolio for the purchase of securities for each Portfolio, for the redemption of Participation Certificates, and for the payment of interest, dividends, taxes and management fees; and furnishes the Fund with various confirmations, summaries and reports. BNY

Mellon is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BNY Mellon shall remain responsible for the performance of its duties under the Custodian Agreement and shall hold the Fund harmless for the acts and omissions of any bank or trust company serving as sub-custodian. For the services provided and expenses assumed by BNY Mellon as custodian, BNY Mellon is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

Annual Fee	Fund’s Average Annual Gross Assets
0.009%	of the first $500 million
0.008%	of amounts in excess of $500 million

with an annual minimum of $25,000 per Portfolio, excluding global fees, transaction charges and out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) has been retained to act as transfer agent for the Portfolios. BNY Mellon Investment Servicing has its principal business address at 301 Bellevue Parkway, Wilmington, Delaware 19809. As transfer agent, BNY Mellon Investment Servicing, among other things, issues and redeems Participation Certificates, processes dividends, prepares various communications to Participation Certificate holders, answers correspondence from Participation Certificate holders, keeps records of the accounts of each Participation Certificate holder and prepares and submits various reports to the Fund. For the services provided and expenses assumed by BNY Mellon Investment Servicing as transfer agent for the Portfolios, BNY Mellon Investment Servicing is entitled to receive a fee, computed daily and payable monthly, equal to $15.00 per master account and sub-account per Portfolio per year, prorated in the case of accounts maintained for only a portion of a full year, plus $1.00 for each master account purchase or redemption transaction, plus $5.00 for each outgoing wire of Federal funds, provided that the minimum annual fee payable to BNY Mellon shall be $5,000.

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the Participation Certificates of the Fund. The Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). The Distributor is not affiliated with the Fund or any of its service providers, except that Foreside Compliance Services, LLC provides compliance services to the Fund as described herein under “Compliance Services.” Each of the Distributor and Foreside Compliance Services, LLC is a wholly-owned subsidiary of Foreside Financial Group, LLC.

Under a Distribution Agreement with the Fund dated as of January 7, 2014 (the “Distribution Agreement”), during the continuous public offering of the Participation Certificates of the Fund, the Distributor shall use commercially reasonable efforts to assist with the distribution and sale of the Participation Certificates. The Distributor continually distributes Participation Certificates of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund Participation Certificates. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor does not receive compensation from the Fund for its distribution services. Fees for the Distributor’s distribution services to the Fund are paid by the Administrator.

The Distribution Agreement has an initial term of up to two years and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Fund or the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Compliance Services

Under a Fund CCO Agreement (the “Compliance Agreement”) with the Fund and Foreside Compliance Services, LLC (“Foreside”), Foreside provides compliance services (the “Compliance Services”) to the Fund by making available a senior compliance professional who serves as Chief Compliance Offer to the Fund (“Compliance Services”). Foreside receives a fee from the Fund for the Compliance Services provided, which is paid monthly in arrears. The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund Board or by Foreside on 60 days written notice to the other party.

Under the Compliance Agreement, Foreside is not liable to the Fund or its shareholders for any act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, Foreside and certain related parties (such as Foreside’s officers and persons who control Foreside) are indemnified by the Fund against any and all claims and expenses related to Foreside’s actions or omissions, except for any act or omission resulting from the Foreside’s willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Administrator

BCS Financial Services Corporation (the “Administrator”), a wholly-owned subsidiary of BCS Financial Corporation, which has its principal office at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, serves as the Fund’s administrator.

Subject to the supervision and control of the Fund’s Board of Trustees, the Administrator assists in supervising all aspects of the Fund’s operations, other than investment advisory functions, services to be performed by the Fund’s custodian, services to be performed by the Fund’s service agent, and services to be performed by the Fund’s distributor.

Without limiting the generality of the foregoing, the Administrator is required to provide the following services, among others, to the Fund: (i) oversight and coordination of the performance of each of the Fund’s service providers; (ii) furnishing the Fund with adequate office facilities, utilities, office equipment and related services; (iii) receiving and processing applications from present and prospective investors in the Fund; (iv) providing general ongoing business management and support services in connection with the Fund’s operations; (v) preparing for review by officers of the Fund and its service providers documents to be filed with the SEC and coordinating printing and distribution thereof; (vi) monitoring, and assisting in developing, compliance policies and procedures for the Fund; (vii) monitoring the Fund’s expenses; (viii) oversight of the preparation and filing of required tax returns of the Fund and the Portfolios; (ix) maintaining the website of the Fund; and (x) with respect to the Fund and each Portfolio thereof, providing oversight and related support services that are intended to insure the delivery of quality service to all Participation Certificate holders.

For its administrative services, the Administrator is entitled to receive a fee from the Fund calculated daily and paid monthly at an annual rate not to exceed .05% of the average daily net assets. For the years ended December 31, 2011, 2012 and 2013 the Administrator was paid $0, $28,506 and $19,705 respectively, net of $53,823, $35,981 and $49,885 waived fees, and for the year ended December 31, 2011, 2012 and 2013, reimbursed the Fund for $7,774, $0 and $8,711 of expenses under its agreement with the Fund as administrator for the Government/REPO Portfolio. For the same periods the Administrator was paid fees of $491,993, $380,968 and $314,776 respectively, net of $122,997, $95,250 and $83,514 waived fees as administrator for the Money Market Portfolio.

Fee Waivers and Expense Reimbursement

BALLC has agreed to reduce the fees otherwise payable to it to the extent necessary to reduce the ordinary operating expenses of the Portfolios so that they individually do not exceed 0.30 of one percent (0.30%) of each Portfolio’s average daily net assets for the year. In addition, (i) BALLC and the Administrator have agreed to waive fees such that the Government/REPO Portfolio’s ordinary operating expenses do not exceed 0.10 of one percent (0.10%) of average daily net assets; (ii) BALLC has agreed to waive fees to cap the total expense of the Money Market Portfolio at 17.5 basis points for those assets up to $1 billion, 16.0 basis points for those assets between $1 billion and $2 billion, and 15.5 basis points for those assets above $2 billion; and (iii) BCSFSC has agreed to waive one basis point of its contractual fees relating to the Money Market Portfolio. BALLC and the Administrator cannot terminate the foregoing additional fee waivers prior to May 1, 2015 without the consent of the Board of Trustees of the Fund.

For the Government/Repo Portfolio and the Money Market Portfolio, the Administrator has further agreed that if for any day, after giving effect to all other fee waivers and all expenses, including without limitation, any extraordinary expenses, the “portfolio yield” would be less than 0.01%, the Administrator shall waive that portion of its fees for such day so that after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be not less than 0.01%. The Administrator has agreed that if after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be less than 0.01%, the Administrator shall waive all of its fees for such day. BALLC has further agreed that if for any day, after giving effect to the other fee waivers and the Administrator fee waiver, the portfolio yield would be less than 0.01%, BALLC shall waive that portion of its fees for such day so that after giving effect to such waiver, the other fee waivers and the Administrator fee waiver, the portfolio yield for such day would be not less than 0.01%. BALLC has agreed that if after giving effect to such waiver, the other fee waivers and the Administrator fee waiver, the portfolio yield for such day would be less than 0.01%, BALLC shall waive all of its fees for such day. BALLC and the Administrator cannot terminate this portfolio yield fee waiver prior to May 1, 2015 without the consent of the Board of Trustees of the Fund.

Expenses

The Fund’s ordinary operating expenses generally consist of fees for legal, accounting and other professional services, rating agency fees, fees of BALLC, The Bank of New York Mellon, BNY Mellon Investment Servicing, Foreside Compliance Services, LLC and the Administrator, costs of Federal and state registrations and related distributions to Participation Certificate holders, certain insurance premiums as well as the costs associated with maintaining corporate existence. Other costs include taxes, brokerage fees, interest and extraordinary expenses. For the year ended December 31, 2013, expense ratios were 0.06% for the Government/REPO Portfolio, and 0.18% for the Money Market Portfolio. Without the waiver of a portion of the advisory, administrator and service agent fees, the ratio of expenses to average daily net assets would have been 0.30% for the Government/REPO Portfolio, and 0.25% for the Money Market Portfolio.

ADDITIONAL INFORMATION CONCERNING TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio and holders of Participation Certificates that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Portfolio or holders of Participation Certificates or possible legislative changes, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

The Portfolios met the requirements for being a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) in the last year and intend to qualify in future years. In order to so qualify for a taxable year, a Portfolio must distribute at least 90% of its gross income for the year, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements. A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Portfolio does not qualify for tax treatment as a regulated investment company, all of that Portfolio’s taxable income will be subject to tax at regular corporate rates without any deduction for distributions to holders of Participation Certificates of the Portfolio. In such event, dividend distributions to holders of Participation Certificates of the Portfolio would be taxable as ordinary income to the extent of that Portfolio’s earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 28% of taxable dividends or 28% of gross proceeds paid to a Participation Certificate holder which has failed to provide a correct tax identification number in the manner required, is subject to withholding by the Internal Revenue Service for failure properly to include on its return payments of taxable interest or dividends, or has failed to certify to the Fund that it is not subject to backup withholding when required to do so or that it is an “exempt recipient.”

Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Portfolios and holders of Participation Certificates under such laws may differ from the treatment under federal income tax laws. Holders of Participation Certificates are advised to consult their tax advisors concerning the application of state and local taxes.

Although each Portfolio does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed at least annually. A Portfolio will generally have no tax liability with respect to such gains, and the distributions will be taxable to holders of Participation Certificates of a Portfolio as long-term capital gains, regardless of how long a holder has held a Portfolio’s Participation Certificates. Such distributions will be reported as a capital gain dividend in a written notice furnished by a Portfolio to holders of its Participation Certificates. Taxable income earned by a Portfolio will be distributed to holders of its Participation Certificates. In general, a Portfolio’s investment company taxable income will be its taxable income (for example, net investment income and any short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Portfolio will be taxed on any undistributed investment company taxable income of that Portfolio. To the extent such income is distributed by a Portfolio (whether in cash or additional shares), it will be taxable to holders of Participation Certificates of such Portfolio as ordinary income.

The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

DIVIDENDS

Net income of each Portfolio for dividend purposes will consist of (i) interest accrued and dividends earned (including both original issue and market discount) less amortization of any premium, (ii) plus or minus all realized short-term gains and losses, if any, attributable to such Portfolio including such Portfolio’s pro rata share of the fees payable to, and the general expenses (for example, legal, accounting and Trustee’s fees) of, the Fund, prorated on the basis of relative net asset value of the Fund’s other Portfolios applicable to that period.

PERFORMANCE INFORMATION

Determination of Yield

From time-to-time, the Fund may quote the Government/REPO Portfolio and the Money Market Portfolio “yield” and “effective yield” in communications to Participation Certificate holders that are deemed to be advertising. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Government/REPO Portfolio and the Money Market Portfolio refers to the income generated by an investment in the Portfolios over a seven-day period as identified in the communication. This income is then annualized. This means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested weekly. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. For the seven-day period ending December 31, 2013, the Money Market Portfolio average yield was 0.02% and the effective yield was 0.02%. For the same period the Government/REPO Portfolio average yield was 0.01% and the effective yield was 0.01%.

The yield of the Government/REPO Portfolio and the Money Market Portfolio was positively affected by fee waivers. (See “Investment Advisor and Service Agent,” “Administrator” and “Fee Waivers and Expense Reimbursement” under “Management of the Fund”.)

ADDITIONAL DESCRIPTION CONCERNING VOTING OF PARTICIPATION

CERTIFICATES

The Fund’s Amended and Restated Articles of Incorporation provide that on any matter submitted to a vote of Participation Certificate holders, all Participation Certificates, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to a matter with respect to which a separate vote of any class is required by the Investment Company Act or the General Corporation Law of the State of Maryland, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to a matter which does not affect the interest of a particular class, only Participation Certificate holders of the affected class shall be entitled to vote thereon.

Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a “majority” of the outstanding Participation Certificates (as defined herein under “Miscellaneous”) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, Rule 18f-2 exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of Rule 18f-2.

The chart below sets forth those Participation Certificate holders each of which owned of record or beneficially 5% or more of the outstanding Participation Certificates of a Portfolio as of March 31, 2014.

Participation Certificate holder	Percent of Participation Certificates Owned of Government / Repo Portfolio	Percent of Participation Certificates Owned of Money Market Portfolio
Blue Cross Blue Shield of Alabama 450 Riverchase Parkway East Birmingham, AL 35298	19.79%	8.27%

Blue Cross Blue Shield Association 225 North Michigan Avenue Chicago, Illinois 60601	28.86%	23.41%

Cambia Health Solutions 1800 Ninth Avenue M/S S430 Seattle, WA 98101	6.28%

Health Care Services Corporation 300 East Randolph Street Chicago, Illinois 60601	33.38%	32.36%

Independence Blue Cross 1901 Market Street Philadelphia, PA 19103	9.17%	8.05%

Blue Cross Blue Shield of Kansas 1133 SW Topeka Blvd. Topeka, KS 66629		6.32%

Blue Cross Blue Shield of South Carolina 4101 Percival Road AX-A31 Columbia, SC 29223		13.29%

Participation Certificate holders owning 25% or more of the outstanding Participation Certificates may be in control and be able to affect the outcome of certain matters presented for a vote of Participation Certificate holders. Blue Cross Blue Shield Association is organized under the laws of the State of Illinois. Health Care Services Corporation is organized under the laws of the State of Illinois.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, with offices at 111 South Wacker Drive, Chicago, Illinois 60606 has been selected as the independent registered public accounting firm of the Fund for the year ending December 31, 2014.

COUNSEL

Seyfarth Shaw LLP, 131 South Dearborn, Suite 2400, Chicago, Illinois 60603, will pass upon the legality of the Participation Certificates offered hereby.

MISCELLANEOUS

As used in the Prospectus and in this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from Participation Certificate holders, means the vote of the holders of more than 50% of the Fund’s outstanding Participation Certificates of each class affected by the matter with respect to which the vote is being taken.

The Fund has chosen a calendar fiscal year.

Purchase orders for Participation Certificates of each of the Portfolios are accepted by the Fund’s Transfer Agent, which is located in King of Prussia, Pennsylvania.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto for the Fund contained in the Fund’s Annual Report dated December 31, 2013, are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto for the Fund contained in the Fund’s Annual Report for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report thereon also appears in such Annual Report and is also incorporated by reference herein.

APPENDIX — DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

The Fund may invest in securities which at time of purchase have ratings not lower than the following:

Type of Security	Rating Agency	Rating	Summary of Rating
Bond	Moody’s Investors Service, Inc. (“Moody’s”)	Aaa	Obligations rated Aaa are judged to be of highest quality, with minimal credit risk.

Bond	Moody’s	Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

Bond	Standard & Poor’s Ratings Services, a Standard and Poor’s Financial Services LLC business (“S&P”)	AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

Bond	S&P	AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

Commercial Paper	Moody’s	P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

Commercial Paper	S&P	A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong.

PART C

OTHER INFORMATION

Item 28. Exhibits

Exhibit No.	Description of Exhibit

(a)(1)	Form of Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 19, 1996 (“PEA No. 13”))

(a)(2)	Articles of Amendment to Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1(a) of PEA No. 13)

(a)(3)	Articles of Amendment to Amended and Restated Articles of Incorporation of Registrant (incorporated by reference to Exhibit 1(b) of PEA No. 13)

(a)(4)	Articles Supplementary to the Charter of Registrant (incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 17, 2006 (“PEA No. 24”))

(a)(5)	Articles Supplementary to the Charter of Registrant (incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on April 30, 2009)

(a)(6)	Articles Supplementary to the Charter of Registrant (incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 33 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on March 1, 2012 (“PEA No. 33”))

(b)	Bylaws of Registrant as Amended and Restated on June 14, 2013

(c)	Not applicable

(d)(1)	Form of Investment Advisory and Service Agreement for the Money Market Portfolio (incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-1A No 2-99584 as filed with the SEC on December 2, 2011 (“PEA No. 32”))

Exhibit No.	Description of Exhibit

(d)(2)	Form of Investment Advisory Agreement and Service Agreement for the Government/REPO Portfolio (incorporated by reference to Exhibit (d)(2) of PEA No. 32

(d)(3)	Form of Fee Waiver Agreement for Government/REPO Portfolio (incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A No. 2-99584, as filed with the SEC on October 13, 2013 (“PEA No. 41”))

(d)(4)	Form of Fee Waiver Agreement for Money Market Portfolio (incorporated by reference to Exhibit (d)(4) of PEA No. 41)

(d)(5)	Form of Fee Waiver Agreement for Government/REPO Portfolio and Money Market Portfolio (incorporated by reference to Exhibit (d)(5) of PEA No. 41)

(d)(6)	Form of Investment Advisory Agreement for the Ultrashort Duration Government Portfolio (incorporated by reference to Exhibit (d)(6) of PEA No. 41)

(d)(7)	Form of Investment Advisory Agreement for the Ultrashort Duration Bond Portfolio (incorporated by reference to Exhibit (d)(7) of PEA No. 41)

(d)(8)	Form of Fee Waiver Agreement for the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio (incorporated by reference to Exhibit (d)(8) of PEA No. 41)

(e)	Form of Distribution Agreement

(f)	Not applicable

(g)(1)	Form of Transfer Agency Agreement (incorporated by reference to Exhibit 8(a) of PEA No. 13)

(g)(2)	Form of Custody Agreement (incorporated by reference to Exhibit (g)(2) of PEA No. 33)

(g)(3)	Form of Transfer Agency and Shareholder Services Agreement (incorporated by reference to Exhibit (g)(3) of PEA No. 33)

Exhibit No.	Description of Exhibit

(h)(1)	Form of Administration Agreement

(h)(2)	Form of Administration and Accounting Services Agreement (incorporated by reference to Exhibit (h)(3) of PEA No. 33)

(h)(3)	Powers of Attorney

(i)	Opinion of Counsel (incorporated by reference to Exhibit 10 of PEA No. 13)

(j)	Consent of Deloitte & Touche LLP

(k)	Not applicable

(l)(1)	Subscription Agreement (incorporated by reference to Exhibit 13 of PEA No. 13)

(l)(2)	Subscription agreement (incorporated by reference to Exhibit (l)(2) to PEA No. 33)

(m)	Not applicable

(n)	Not applicable

(o)	Not applicable

(p)	Code of Ethics (incorporated by reference to Exhibit (p) to PEA No. 33)

Item 29. Persons Controlled by or Under Common Control with Fund

None

Item 30. Indemnification

Under Article IX of the Registrant’s Articles of Incorporation, any Trustee, Officer, employee or agent of the Registrant is indemnified to the fullest extent permitted by the General Corporation Law of the State of Maryland from and against any and all of the expenses and liabilities reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Trustee, Officer, employee or agent of the Registrant. This provision does not authorize indemnification when it is determined that such Trustee, Officer, employee or agent would otherwise be liable to Registrant or its Participation Certificate holders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties (collectively, “Disabling Conduct”).

The Registrant shall use reasonable and fair means to determine whether such indemnification shall be made. The determination that a person to be indemnified is not liable to the Registrant or its Participation Certificate holders by reason of Disabling Conduct, and therefore eligible for indemnification, shall be determined by (i) a final decision on the merits by a court or other body before whom such proceeding is brought or (ii) after their review of the facts, by vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined in the Investment Company Act) nor parties to the proceeding (a “Disinterested Majority”) or by independent counsel in a written opinion to the Registrant. The Registrant’s indemnification policy permits the Registrant to advance attorneys’ fees or other expenses incurred by its Trustees, Officers, employees or agents in defending such a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is determined ultimately that he is entitled to indemnification. As a condition to such advance (i) the indemnities shall provide a security for his undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a Disinterested Majority, or an independent legal counsel in a written opinion to the Fund, shall determine, based on a review of readily available facts to the Fund, that there is reason to believe that the indemnities ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Advisor

BlackRock Advisors, LLC (“BALLC”) performs investment advisory services for Registrant and certain other investment companies and accounts. The information required by this Item 31 with respect to each director, officer and partner of BALLC is incorporated by reference to Schedules A and D of Form ADV filed by BALLC with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (SEC File No. 801-13304).

Merganser Capital Management, LLC (“Merganser”) performs investment advisory services for Registrant and certain other investment companies and accounts. The information required by this Item 31 with respect to each director, officer and partner of Merganser is incorporated by reference to Schedules A and D of Form ADV filed by Merganser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-57541).

Item 32. Principal Underwriters

Item 32(a) Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AdvisorShares Trust
2.	American Beacon Funds
3.	American Beacon Select Funds
4.	Avenue Mutual Funds Trust
5.	BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
6.	BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
7.	Bridgeway Funds, Inc.
8.	Broadmark Funds
9.	Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust
10.	Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
11.	Chilton Realty Income & Growth Fund, Series of Investment Managers Series Trust
12.	Context Capital Funds
13.	Direxion Shares ETF Trust
14.	Exchange Traded Concepts Trust II
15.	FlexShares Trust
16.	Forum Funds
17.	Forum Funds II
18.	FQF Trust
19.	FSI Low Beta Absolute Return Fund
20.	Gottex Multi-Alternatives Fund-I
21.	Gottex Multi-Alternatives Fund-II
22.	Gottex Multi-Asset Endowment Fund-I
23.	Gottex Multi-Asset Endowment Fund-II
24.	Gottex Trust
25.	Henderson Global Funds
26.	Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust

(f/k/a Liberty Street Horizon Fund)

27.	Horizons ETF Trust
28.	Infinity Core Alternative Fund
29.	Ironwood Institutional Multi-Strategy Fund LLC
30.	Ironwood Multi-Strategy Fund LLC
31.	Manor Investment Funds
32.	Nomura Partners Funds, Inc.
33.	Outlook Funds Trust
34.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
35.	Pine Grove Alternative Fund
36.	Pine Grove Alternative Institutional Fund

37.	Plan Investment Fund, Inc.
38.	PMC Funds, Series of Trust for Professional Managers
39.	Precidian ETFs Trust
40.	Quaker Investment Trust
41.	Renaissance Capital Greenwich Funds
42.	RevenueShares ETF Trust
43.	Salient MF Trust
44.	Scotia Institutional Funds (f/k/a DundeeWealth Funds)
45.	SharesPost 100 Fund LLC
46.	Sound Shore Fund, Inc.
47.	Steben Select Multi-Strategy Fund
48.	The Roxbury Funds
49.	Toroso Newfound Tactical Allocation Fund, Series of Investment Managers Series Trust
50.	Turner Funds
51.	Wintergreen Fund, Inc.

Item 32(b)    The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	President and Manager	None

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Managing Director of Compliance	None

Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

Item 32(c)    Not applicable.

Item 33. Location of Accounts and Records

	Location (To the extent known)	Types of Records
1.	BCS Financial Services Corporation 2 Mid America Plaza Suite 200 Oakbrook Terrace, IL 60181	Records relating to its functions as administrator. Minute Book, Bylaws and Amended and Restated Articles of Incorporation.

2.	BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406	Records relating to its functions as service agent and transfer agent.

3.	BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809	Records relating to its functions as investment advisor and service agent for the Government/REPO Portfolio and the Money Market Portfolio.

4.	Merganser Capital Management, LLC. 99 High Street Boston, MA 02110	Records relating to its functions as investment advisor for the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio.

5.	The Bank of New York Mellon One Wall Street New York, NY 10286	Records relating to its function as custodian.

6.	Foreside Compliance Services, LLC Three Canal Plaza Portland, ME 04101	Records relating to provision of compliance services.

7.	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Records relating to its function as fund distributor

Item 34. Management Services

Disclosed in Part A

Item 35. Undertakings

The Fund undertakes to furnish each person to whom a prospectus has been delivered with a copy of its latest annual report to Participation Certificate holders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Plan Investment Fund, Inc., certifies that it meets all of the requirements for effectiveness of this post-Effective Amendment No. 42 to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 42 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Oakbrook Terrace, State of Illinois, on the 30th day of April, 2014.

PLAN INVESTMENT FUND, INC.

By:	/s/ Dale E. Palka
Dale E. Palka, President and Chief Executive Officer

ATTEST:

/s/ Joseph S. Castellon
Joseph S. Castellon, Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No.42 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Dale E. Palka Dale E. Palka	President, Chief Executive Officer and Trustee (Principal Executive Officer)	April 30, 2014

/s/ Joseph S. Castellon Joseph S. Castellon	Treasurer (Principal Financial and Accounting Officer)	April 30, 2014

*Dorothy A. Coleman Dorothy A. Coleman	Trustee	April 30, 2014

*David A. Cote David A. Cote	Trustee	April 30, 2014

*Nanette P. DeTurk Nanette P. DeTurk	Trustee	April 30, 2014

*Emil D. Duda Emil D. Duda	Trustee	April 30, 2014

*Robert J. Kolodgy Robert J. Kolodgy	Trustee	April 30, 2014

*Alan Krigstein Alan Krigstein	Trustee	April 30, 2014

*Gerard T. Mallen Gerard T. Mallen	Trustee	April 30, 2014

*Vince P. Price Vince P. Price	Trustee	April 30, 2014

*Cynthia M. Vice Cynthia M. Vice	Trustee	April 30, 2014

*	Executed on behalf of the indicated Trustees by Joseph S. Castellon, duly appointed attorney-in-fact.

By:	/s/ Joseph S. Castellon
Joseph S. Castellon, Attorney-in-fact

EXHIBITS

(b)	Bylaws of Registrant as Amended and Restated on June 14, 2013

(e)	Form of Distribution Agreement

(h)(1)	Form of Administration Agreement

(h)(3)	Powers of Attorney

(j)	Consent of Deloitte & Touche LLP